UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2011

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities.

Pursuant to Item 3.02 of Form 8-K, the Company is required to file a Form 8-K to report particular information related to unregistered sales of the Company's Common Stock (the "Common Stock"), if the aggregate number of such shares sold since the filing of the Company's last periodic report is equal to or greater than 5% of the outstanding Common Stock.

On May 24, 2011, the aggregate number of shares of Common Stock sold in unregistered transactions by the Company exceeded the 5% threshold. The following is a description of all sales of unregistered shares of Common Stock by the Company since May 6, 2011, the completion of the fiscal year for which the Company's most recent quarterly report on form 10-Q was filed:

On May 10, 2011 the Company granted 1,000,000 shares of common stock to a vendor as part of an agreement for services rendered.

On May 16, 2011 the Company granted 2,406,679 shares of common stock to a note holder who exercised a right to convert $67,387 of a convertible promissory note.

On May 20, 2011 the Company granted 4,782,258 shares of common stock to a note holder who exercised a right to convert $125,000 and other consideration for a convertible promissory note and a warrant to purchase 750,000 shares of common stock.

On May 20, 2011 the Company granted 5,738,710 shares of common stock to a note holder who exercised a right to convert $150,000 and other consideration for a convertible promissory note and a warrant to purchase 900,000 shares of common stock.

On May 20, 2011 the Company granted 543,871 shares of common stock to a note holder who exercised a right to convert $15,000 and other consideration for a convertible promissory note and a warrant to purchase 60,000 shares of common stock.

On May 23, 2011 the Company granted 4,532,258 shares of common stock to a note holder who exercised a right to convert $125,000 and other consideration for a convertible promissory note and a warrant to purchase 500,000 shares of common stock.

On May 23, 2011 the Company granted 4,532,258 shares of common stock to a note holder who exercised a right to convert $125,000 and other consideration for a convertible promissory note and a warrant to purchase 500,000 shares of common stock.

All securities referenced above were issued in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof and the rules promulgated thereunder. The certificates representing such securities bear legends to that effect.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
May 27, 2011	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer